UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 21, 2004

AMERIPATH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22313	65-0642485
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

7829 Garden Road, Suite 200, Riviera Beach, Florida 33404

(Addresses of Principal Executive Offices, including Zip Code)

(561) 845-1850

(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events.

On January 21, 2004, AmeriPath, Inc. issued a press release announcing the retirement of James C. New, AmeriPath’s Chairman and Chief Executive Officer. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated January 21, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIPATH, INC.

/s/ David L. Redmond

David L. Redmond Executive Vice President and Chief Financial Officer

Date: January 21, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 21, 2004.